LKCM
FUNDS

SUMMARY PROSPECTUS

May 1, 2014
(as supplemented on July 25, 2014)

LKCM SMALL CAP EQUITY FUND - Institutional Class
(LKSCX)

Before you invest, you may want to review the LKCM Small Cap Equity Fund – Institutional Class (the “Fund”) prospectus, which contains more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated May 1, 2014, as each may be supplemented, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.lkcmfunds.com.  You can also get this information at no cost by calling 1-800-688-LKCM or by sending an e-mail request to info@lkcmfunds.com.

Investment Objective:  The Fund seeks to maximize long-term capital appreciation.

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of the amount redeemed on shares held for less than 30 days)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.20%
Total Annual Fund Operating Expenses	0.95%

Example
The following example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

1 Year	3 Years	5 Years	10 Years
$97	$303	$526	$1,167

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.

Principal Investment Strategies:  The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of smaller companies.  The Fund primarily chooses investments that Luther King Capital Management Corporation (“Adviser”) believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation.  Smaller companies are those with market capitalizations at the time of investment between $600 million and $4.5 billion.  The Fund is not required to sell equity securities whose market values appreciate or depreciate outside this market capitalization range.

The Fund seeks to invest in the equity securities of high quality companies that typically exhibit certain characteristics, including high profitability levels, strong balance sheet quality, competitive advantages, ability to generate excess cash flows, meaningful management ownership stakes, attractive reinvestment opportunities, strong market share positions, and/or attractive relative valuation.  These equity securities may include common stocks, preferred stocks, securities convertible into common stock, American Depositary Receipts (“ADRs”), rights and warrants.

Principal Risks:  The greatest risk of investing in the Fund is that you could lose money.  There is no assurance that the Fund will achieve its investment objective.  Investments in the Fund also are subject to the following principal risks:

•
General Market Risk – Factors that affect markets in general, including political, regulatory, market and economic developments and other developments that impact specific economic sectors, industries and segments of the market, could adversely impact the Fund’s investments and lead to a decline in the value of your investment in the Fund.

•	Inflation Risk – Higher actual or anticipated inflation may have an adverse effect on corporate profits or consumer spending and result in lower values for securities held by the Fund.
•
Stock Market Risk – The Fund invests in equity securities and therefore is subject to stock market risks and significant fluctuations in value.  The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into common stock, ADRs, rights and warrants.  ADRs are receipts issued by domestic banks or trust companies that represent the deposit of a security of a foreign issuer and are publicly traded in the United States.  Investments in ADRs are subject to certain of the risks associated with investing directly in foreign securities, such as currency fluctuations, political and economic instability, less government regulation, less publicly available information, and differences in financial reporting standards.  ADRs may not accurately track the prices of the underlying foreign securities and their value may change materially at times when the U.S. markets are not open for trading.  Investing in such securities may expose the Fund to additional risk.  Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.  Preferred stocks and convertible securities are sensitive to movements in interest rates.  In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value.  Investments in rights and warrants may be more speculative than certain other types of investments because rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

•
Security Selection Risk – Securities held by the Fund may not perform as anticipated due to a number of factors impacting the company that issued the securities or its particular industry, such as poor operating performance or management, weak demand for the company’s products or services, or the company’s failure to meet earnings or other operating performance expectations.

•
Small-Cap Risk – The Fund invests in small capitalization companies that may not have the size, resources and other assets of mid or large capitalization companies.  As a result, the securities of small capitalization companies held by the Fund may be less liquid and subject to greater market risks and fluctuations in value than mid or large capitalization companies or may not correspond to changes in the stock market in general.

Performance:  The bar chart and table that follow illustrate annual Fund returns for periods ended December 31.  This information is intended to give you some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad measure of market performance, including an additional index that shows how the Fund’s performance compares with the returns of an index of funds with similar investment objectives.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.lkcmfunds.com or by calling the Fund toll-free at 1-800-688-LKCM.

Calendar Year Returns as of 12/31

During the period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Best and Worst Quarterly Returns
18.90%	2nd quarter, 2009
-27.54%	4th quarter, 2008

Average Annual Total Returns for Periods Ended December 31, 2013
	1 Year	5 Years	10 Years
Return Before Taxes	35.11%	22.15%	10.24%
Return After Taxes on Distributions	32.67%	21.42%	9.21%
Return After Taxes on Distributions and Sale of Fund Shares	21.88%	18.30%	8.49%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	38.82%	20.08%	9.07%
Lipper Small-Cap Core Funds Index (reflects no deduction for taxes)	36.13%	20.75%	9.33%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  In addition, the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.

Investment Adviser:  Luther King Capital Management Corporation.

Portfolio Managers:

Name	Title	Experience with the Fund
Steven R. Purvis, CFA	Principal, Vice President and Portfolio Manager	Since 1996
J. Luther King, Jr., CFA, CIC	Principal, President and Portfolio Manager	Since Inception in 1994
Jonathan B. Deweese, CFA	Vice President, Portfolio Manager and Analyst	Since 2010
Benjamin M. Cowan, CFA	Analyst	Since 2010

Purchase and Sale of Fund Shares:  Investors may purchase, exchange or redeem Fund shares by mail (LKCM Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), or by telephone at 1-800-688-LKCM.  Redemptions by telephone are only permitted upon previously receiving appropriate authorization.  Transactions will only occur on days the New York Stock Exchange is open.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of Fund shares.  The minimum initial amount of investment in the Fund and exchanges into the Fund from another fund in the LKCM Funds is $2,000.  Subsequent investments in the Fund for all types of accounts may be made with a minimum investment of $1,000.

Tax Information:  The Fund’s distributions are taxable and will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account in which case the withdrawal of your investment from the tax-deferred arrangements may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  If made, these payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.